UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 19, 2012

COUNTERPATH CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50346
(Commission File Number)

20-0004161
(IRS Employer Identification No.)

300 – 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3
(Address of principal executive offices and Zip Code)

604.320.3344
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02       Unregistered Sales of Equity Securities.

On June 19, 2012, we issued 1,465,000 units at a purchase price of Cdn$2.50 per unit for aggregate gross proceeds of Cdn$3,662,500 (US$3,597,000).  Each unit consists of one common share and one-half of one warrant, with each whole warrant exercisable into an additional common share at a price of US$3.25 per common share at any time until June 19, 2014.  We issued the 1,465,000 units to nine persons who represented that they were not US persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in an offshore transaction pursuant to Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended.

Item 8.01       Other Events.

Pursuant to Rule 135c of the Securities Act of 1933, a news release with respect to a completed private placement is appended to this Form 8-K Current Report as exhibit 99.1.

Item 9.01        Financial Statements and Exhibits.

(d)                   Exhibits

99.1                  News Release dated June 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH CORPORATION

By:   /s/ David Karp
David Karp
Chief Financial Officer

Dated: June 22, 2012